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                                                                   EXHIBIT 99.20

                       INSTRUMENT OF ASSIGNMENT, AGREEMENT
                                   AND CONSENT

      This Instrument of Assignment, Agreement and Consent (this "Agreement") is executed and delivered as of the 21st day of January, 2005, among VERSO TECHNOLOGIES, INC., a Minnesota corporation ("Guarantor"), NACT ACQUISITION, INC., a Delaware corporation ("NACT Acquisition"), BOGGESS HOLDINGS, L.L.C., a Utah limited liability company, as successor in interest to Boggess-Riverwoods Company, L.L.C., a Utah limited liability company ("Landlord"), NACT TELECOMMUNICATIONS, INC., a Delaware corporation ("NACT") and MIDLAND NATIONAL LIFE INSURANCE COMPANY, an Iowa corporation ("Lender").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Lease Agreement dated December 30, 1999 (the "Lease"), Landlord and NACT entered into an agreement to lease to NACT an office building located at 191 West 5200 North Street, Provo, Utah (the "Demised Premises");

      WHEREAS, pursuant to that certain Instrument of Assumption and Substitution of Guarantor of Lease dated as of July 27, 2001, among World Access, Inc., Guarantor, Landlord and NACT (the "Instrument"), Guarantor (i) guaranteed NACT's obligations under the Lease and (ii) assumed the obligations of World Access, Inc. under that certain Guaranty of Lease dated December 30,1999 ((i) and (ii) together, the "Guaranty"); and

      WHEREAS, NACT Acquisition, NACT and Guarantor are considering entering into a proposed transaction pursuant to which, among other things, NACT will assign all of its right, title and interest in and to substantially all of its assets to NACT Acquisition as set forth in that certain Asset Purchase Agreement of even date among NACT, NACT Limited, Guarantor and NACT Acquisition (the "Asset Purchase Agreement");

      NOW, THEREFORE, for and in consideration of these premises and the terms and covenants contained herein, NACT, NACT Acquisition, Guarantor and Landlord hereby agree as follows:

      1. Effective as of and subject to the consummation of the transactions contemplated by the Asset Purchase Agreement (the "Closing"), NACT assigns, transfers and sets over all of its right, title and interest in and under the Lease to NACT Acquisition.

      2. Effective as of and subject to the Closing, NACT Acquisition assumes all duties, obligations and liabilities of NACT under the Lease and agrees to be bound and to perform all of the obligations, duties, covenants, stipulations and agreements of NACT therein contained.

      3. Effective as of and subject to the Closing, NACT Acquisition agrees to pay to Landlord all payments required by the Lease promptly when due. Effective as of and subject to the Closing, NACT Acquisition agrees to indemnify NACT and Guarantor against all actions, claims and demands whatsoever in respect to the obligations, liabilities, duties covenants, stipulations, agreements and conditions assumed by NACT Acquisition hereby from the date of the Closing through the expiration of the Lease.

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      4.    Neither Landlord nor its agents have made any representations with respect to the Demised Premises, except as expressly set forth in the provisions of the Lease.

      5. Landlord hereby consents to the assignment and transfer to NACT Acquisition of all of NACT's right, title and interest in and under the Lease, and NACT Acquisition's assumption of all obligations, duties, covenants, stipulations and agreements of NACT under the Lease as of the date of the Closing as contemplated hereby. Notwithstanding the foregoing, nothing in this Agreement (i) shall relieve NACT of its obligations under the Lease for the remainder of the term of the Lease, and Landlord specifically reserves its rights and remedies with respect to NACT under the Lease or (ii) shall relieve Guarantor of its obligations under the Guaranty for the remainder of the term of the Guaranty, and Landlord specifically reserves its rights and remedies with respect to Guarantor under the Guaranty. Further, nothing in this Agreement shall be deemed to authorize any assignment or other transfer in whole or in part of the interest of NACT Acquisition under the Lease in violation of any provisions thereof.

      6. As an inducement to Landlord to execute this Agreement, NACT represents and warrants to Landlord that, (i) to the best of its knowledge, as of the date hereof, each of NACT and Landlord are in compliance with its respective obligations under the Lease; and (ii) the material elements of the transaction contemplated by the Asset Purchase Agreement are accurately described on Exhibit A attached hereto and incorporated herein by this reference.

      7. As a further inducement to Landlord to execute this Agreement, NACT Acquisition represents and warrants to Landlord that: (i) the material elements of the transaction contemplated by the Asset Purchase Agreement are accurately described on Exhibit A attached hereto and incorporated herein by this reference; (ii) NACT Acquisition is a newly formed company that is controlled by Kinderhook Capital SBIC Fund I, L.P. ("Kinderhook"); and (iii) as of the date hereof, NACT Acquisition will receive an indirect equity investment from Kinderhook of no less than $6 million cash; thus, as of the completion of the acquisition contemplated by the Asset Purchase Agreement, NACT Acquisition will have no less than $6 million of equity.

      8. As a further inducement to Landlord to execute this Agreement, Guarantor represents and warrants to Landlord that, (i) Guarantor acknowledges the assignment and transfer by NACT to NACT Acquisition as contemplated by this Agreement; (ii) NACT Acquisition is not an affiliate of Guarantor; (iii) Guarantor acknowledges and agrees that pursuant to the transactions contemplated by this Agreement and the Asset Purchase Agreement, the Guaranty shall continue to be enforceable and effective as against Guarantor with respect to the assumed duties, obligations and liabilities undertaken by NACT Acquisition pursuant to this Agreement; (iv) pursuant to the transactions contemplated by this Agreement and the Asset Purchase Agreement, Guarantor has received consideration supporting and sufficient to justify the continued effective nature of the Guaranty, notwithstanding the transactions contemplated by the Asset Purchase Agreement.

      9. This Agreement will be binding upon NACT, NACT Acquisition, Guarantor and Landlord, and their respective successors and assigns.

      10. Lender has executed this Agreement for the purposes of acknowledging its consent hereto; provided, however, that the other parties hereto recognize and acknowledge that

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Lender's consent is made expressly subject to the terms of Sections 5, 6, 7 and
8 hereof, and Lender has relied on the provisions thereof in executing this Agreement.

      11. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

      12. This Agreement may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile transmission.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

                                         VERSO TECHNOLOGIES, INC.,
                                         a Minnesota corporation

                                         By:    /s/ Juliet M. Reising
                                                --------------------------------
                                         Name:  Juliet M. Reising
                                                --------------------------------
                                         Title: Executive Vice President and
                                                Chief Financial Officer
                                                --------------------------------

                                         BOGGESS HOLDINGS, L.L.C.,
                                         a Utah limited liability company

                                         By:    /s/ Bart Boggess
                                                --------------------------------
                                         Name:  Bart Boggess, Attorney in Fact
                                                --------------------------------
                                         Title: Jerry Boggess, Its Manager
                                                --------------------------------

                                         NACT TELECOMMUNICATIONS, INC.,
                                         a Delaware corporation

                                         By:    /s/ Juliet M. Reising
                                                --------------------------------
                                         Name:  Juliet M. Reising
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         NACT ACQUISITION, INC.,
                                         a Delaware corporation

                                         By:    /s/ Christian P. Michelik
                                                --------------------------------
                                         Name: Christian P. Michalik
                                         Title: Vice President

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
                                      MIDLAND NATIONAL LIFE INSURANCE
                                      COMPANY, an Iowa corporation

                                      By: /s/ E John Fromelt
                                          --------------------------------------
                                      Name: E John Fromelt
                                      Its: President, Midland Advisors Company
                                           As Agent for Midland National Life
                                           Insurance Company

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

                                    EXHIBIT A

                         DESCRIPTION OF THE TRANSACTION

NACT is in the business of providing software and hardware for switching, billing, provisioning, and management solutions for the telecommunications and related industries. NACT is (i) a wholly-owned subsidiary of Guarantor and (ii) is the tenant pursuant to the Lease, Verso has guaranteed NACT's obligations under the Lease. NACT Acquisition plans to purchase substantially all of the NACT assets (including its business as described above) pursuant to an Asset Purchase Agreement dated the date of the Instrument of Assignment, Agreement and Consent to which this Description of Transaction is attached as Exhibit A.

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